UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – May 31, 2011

Item 1: Reports to Shareholders

Vanguard Florida Long-Term
Tax-Exempt Fund Semiannual Report

May 31, 2011

> Overcoming an early slide, the broad U.S. municipal bond market returned about 2% for the six months ended May 31, 2011.

> Vanguard Florida Long-Term Tax-Exempt Fund returned 1.81% for Investor Shares for the half-year, ahead of the average return of its multistate peer group but behind its national benchmark index.

> In May, the fund began investing in non-Florida municipal bonds, consistent with a change to the fund’s investment strategy approved by its board of trustees.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangement.	33
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended May 31, 2011

		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	3.68%	5.66%	2.16%	-0.35%	1.81%
Admiral™ Shares	3.76	5.78	2.20	-0.35	1.85
Barclays Capital 10 Year Municipal Bond Index					2.73
Spliced Other States Municipal Debt Funds
Average					1.49

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2010 , Through May 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.35	$11.31	$0.238	$0.000
Admiral Shares	11.35	11.31	0.242	0.000

Chairman’s Letter

Dear Shareholder,

A springtime rally helped the broad U.S. municipal bond market to rebound from an inauspicious start and return about 2% for the six months ended May 31. Sensational December headlines predicting large-scale municipal bond defaults were followed by reports of rising state revenues and more focus on fiscal discipline, which encouraged demand amid unusually low supply.

Against this backdrop, Vanguard Florida Long-Term Tax-Exempt Fund returned 1.81% for Investor Shares and 1.85% for Admiral Shares. Interest income more than offset the fund’s slightly negative capital return (its holdings did not fully recover from price declines in December and January).

The advisor’s focus on high quality helped the fund beat the average return of its multistate peers: In a reversal from last year, higher-rated bonds outperformed lower-quality securities. The fund lagged its market benchmark, the Barclays Capital 10 Year Municipal Bond Index, which is a reasonable but imperfect standard of comparison. For example, in contrast to the index, your fund invests across the maturity spectrum. Intermediate-term bonds fared particularly well during the six months as investors sought higher yields without the greater interest rate risk of the longest-maturity bonds.

On May 31, the fund’s 30-day SEC yield for Investor Shares was 3.68%, essentially unchanged from six months ago. For investors in the highest federal income tax bracket, the taxable-equivalent yield was 5.66%.

In May, the board of trustees approved a change to the fund’s primary investment strategies. The fund may now invest up to 50% of its assets in non-Florida municipal bonds. With the elimination of the Florida intangibles tax (effective in 2007), there is no longer a tax benefit to owning only Florida municipal bonds. We believe that shareholders will be better served by investing in a more broadly diversified portfolio of tax-exempt bonds. Over time, depending on market conditions and other factors, the fund will likely approach a mix of 50% Florida and 50% non-Florida holdings.

Note: Although the fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT), it had no exposure to these securities as of May 31.

In the broad U.S. bond market, a late-stage change of direction
Through much of the fiscal half-year, bond market returns hovered near—or below—0%. With the economy seeming to find its footing, interest rates rose slowly but steadily. Investors were concerned that accelerating growth

Market Barometer
			Total Returns
		Periods Ended May 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.91%	5.84%	6.63%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	2.04	3.18	4.78
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	1.94

Stocks
Russell 1000 Index (Large-caps)	15.49%	26.81%	3.69%
Russell 2000 Index (Small-caps)	17.34	29.75	4.70
Dow Jones U.S. Total Stock Market Index	15.20	27.10	4.07
MSCI All Country World Index ex USA (International)	13.58	29.95	3.95

CPI
Consumer Price Index	3.27%	3.57%	2.22%

might eventually lead to higher inflation, perhaps sooner rather than later. Rising rates put pressure on bond prices.

Later in the period, however, disappointing economic news—including in the housing and labor markets—doused worries about inflation. Perhaps counterintuitively, bad news for the economy spells good news for bonds: As yields retreated, bond prices rallied. For the full six months, the broad U.S. taxable bond market returned about 2%, roughly matching the performance of the municipal market.

The returns of money market instruments, such as 3-month Treasury bills, remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Stock prices followed corporate profits higher
During the six months, global stock markets powered past a series of unnerving developments—financial drama in Europe, natural and nuclear disaster in Japan, and geopolitical upheaval in commodity markets. The broad U.S. stock market returned more than 15% for the six months, buoyed by surprising strength in corporate profits. Toward the end of the period, however, a pullback in the manufacturing sector and unexpected weakness in the labor market sounded notes of caution.

International stocks followed a similar trajectory, returning almost 14% for the period. In emerging markets and in most

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Long-Term Tax-Exempt Fund	0.20%	0.12%	1.05%

The fund expense ratios shown are from the prospectus dated July 22, 2011, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2011, the fund’s annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Other States Municipal Debt Funds.

developed markets, strength in local currencies boosted returns for U.S.-based investors.

An inauspicious start capped by a strong finish
As I noted in our annual report to you six months ago, November 2010 was the most volatile month in the municipal market since the 2008 financial crisis. The key forces that converged to create the volatility and lower muni bond prices continued into the first months of the new fiscal year: abundant new-issue supply (through December), concerns about inflation as the economy gathered steam, and anxiety about prospects for municipal bond defaults. (As to the likelihood of widespread defaults, Vanguard believes the dire predictions of some analysts are overblown. For a brief discussion of our view, see the box below.)

Several factors contributed to the late-2010 supply surge. Some tax-exempt borrowers who might otherwise have come to market in 2011 accelerated their plans in anticipation of rising interest rates. Others took advantage of the temporary AMT exemption for private-activity bonds, such as those used to finance airports. And the stampede to issue taxable Build America Bonds (BABs) before the end-of-year deadline flustered an already skittish

Investment insight

Perspective on default risk
Although state tax collections are recovering, worries about default are still making headlines. Here’s why we think the threat is overstated:

• Long, strong repayment history. In the 40 years through 2009, the average default rate for investment-grade municipal bonds was a minuscule 0.03%.
The rate was 30 times higher for corporate bonds.

• Issuers’ ability to pay. Most municipals are revenue bonds—often backed by fees for essential services such as water, sewers, and electricity—or general obligation bonds (backed by the issuer’s full taxing power). Households try to pay utility bills even in tough times, and issuers can raise taxes if need be.

• Issuers’ willingness to pay. Issuers who default to avoid debt payments could lose access to funding for everyday operations and capital projects—a poor risk/
reward trade-off, given their typically low debt burdens. For example, across the
50 states, debt secured by state operating resources as a percentage of the state’s economic output currently averages only about 4.5%. Florida’s debt burden is even lower, at about 3.0%.
Source: Moody’s Investors Service. For more discussion, see the research paper California Is Not Greece at
vanguard.com/jumppage/researchpapers/tab1.html.

tax-exempt market, especially the long-term segment. (BABs offered an attractive federal subsidy that lowered issuers’ borrowing costs. The BABs and AMT incentives, part of the 2009 federal stimulus act, expired on December 31.)

This flood of new supply pushed tax-exempt bond prices down and yields up in December—the worst of the six months for the broad municipal market and for Florida bonds.

Bond returns were also hurt by a significant exodus from tax-exempt funds, which experienced some of the largest—and longest-lasting—cash outflows in decades. Some investors were spooked by headlines warning of defaults and by concerns about higher interest rates (which could depress near-term returns); others wanted to participate in the stock market rally.

Market conditions began improving, however, as winter turned to spring. Most notably, the supply of new bonds dried up. From January through May, nationwide new-issue volume was less than $85 billion, the lowest for this five-month period since 2000. In part, this reflected deferral of nonessential projects because of budget constraints.

Investors seeking to buy scarce new tax-exempt bonds bid up prices. And as the U.S. economic recovery slowed, investors’ concern about rising interest rates receded. At the same time, confidence improved as states and municipalities gained credibility in their budget-balancing efforts. The realization that municipal bonds were attractively valued led to strong returns in April and May, both nationally and in your fund.

For a discussion of your fund’s management during the period, please see the Advisor’s Report following this letter.

State revenues improve, but local revenues lag
Across most of the nation, state tax revenues have been recovering from the Great Recession but still have not caught up. In Florida, revenue from corporate income taxes plus sales tax increased more than 6% in the first calendar quarter of 2011 compared with 2010, according to preliminary data from The Nelson A. Rockefeller Institute of Government.

The picture is a bit more complicated at the local level. Typically, state revenues from various sources lag the broad U.S. economy during downturns and recoveries, and local revenues lag state receipts. This time, the slowdown at the local level has been exacerbated by significant reductions in assessed home values, hurting property tax receipts—while demand for many services has risen and the flow of federal stimulus dollars has ended.

Florida, along with most states, faces tough budget and policy choices and must continue to exhibit strong financial management and discipline to protect already high credit ratings. The legislators passed a balanced fiscal-year 2012 budget.

Discipline and diversification are more important than ever
We hope that state and local governments will continue to make progress in addressing their long-term fiscal challenges. But optimism is no substitute for rigorous, independent credit analysis. And while we think the grim forecasts about looming defaults have been overstated, we acknowledge that there may be some uptick in defaults— especially among smaller issuers and less creditworthy projects, which our screening process helps us weed out.

As always, we believe investors will be well-served by holding a balanced portfolio of low-cost mutual funds that is diversified across and within asset classes. For investors in higher tax brackets, Vanguard Florida Long-Term Tax-Exempt Fund can play a helpful role in such a portfolio.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 10, 2011

Advisor’s Report

For the fiscal half-year ended May 31, 2011, the Florida Long-Term Tax-Exempt Fund returned 1.81% for Investor Shares and 1.85% for Admiral Shares. The fund’s results trailed those of its national benchmark index but were ahead of the average return for its multistate peer group.

The investment environment
The fund successfully navigated a particularly challenging investment environment in recent months, a volatile period for the municipal bond market because of credit, market, and supply concerns.

The period began with yields pushing higher and prices falling (bond prices and yields move inversely). For example, from November 30 to January 31, the yields of 10-year AAA general-obligation tax-exempt bonds at the national level rose by about one-half of a percentage point; then they declined by more than that from February through May. Yields on comparable 30-year bonds followed a similar pattern but ended the period a bit higher than where they began. These are large moves in a very short time, relative to the historical experience of this market.

Concurrent with the market volatility was a tide of withdrawals from tax-exempt bond funds, Vanguard’s included, that began in November 2010 and peaked in January 2011 as yields spiked. Outflows then began to ease substantially.

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)

	November 30,	May 31,
Maturity	2010	2011
2 years	0.60%	0.44%
5 years	1.36	1.23
10 years	2.79	2.65
30 years	4.28	4.30
Source: Vanguard.

The price and redemption trends early on were consequences of a variety of market forces, including investors’ concern about the fiscal struggles of state and local governments. That worry was stoked by gloomy media reports in the early part of the reporting period, including, quite frankly, some commentary we consider irresponsible. The strong stock market rally also drew some investors away from bonds.

More upward pressure on long-term yields came from investors who were cautious about the outlook for inflation, as well as from a flood of Build America Bonds (BABs)—including issues from Florida—that came to market before the program ended on December 31. Indeed, almost one-quarter of all BABs nationwide were issued during the final three months of 2010. (Our tax-exempt funds do not invest in these bonds because they are taxable.) With the end of the BABs program, there was an expectation that the supply of traditional munis would get a boost. This had the immediate effect of pushing up yields, especially those of long-term bonds.

At the other end of the yield spectrum, money market funds remained anchored to flat returns, a result of the Federal Reserve’s near-zero target for the shortest-term interest rates. After more than two years of this policy, many muni investors have turned to short-term and intermediate-term bonds, especially those in the 5- to 7-year portion of the yield curve. (Intermediate-term bonds were top performers during the six-month period.)

We don’t expect the Fed to raise its target federal funds rate before the second half of 2012. The combined effect of near-zero short-term rates and upward pressure on long-term rates has produced one of the steepest yield curves in years.

The credit environment
State and local governments continued the difficult process of striking a balance between spending needs and lower tax revenues. The impact of both has been magnified by the severity of the Great Recession: Because of slow growth and high unemployment, people have required more services while tax revenues of all kinds have shrunk.

In the face of these challenges, states and municipalities have been taking a variety of steps to bring spending and revenues in line. For example, state and local governments cut payrolls by almost 300,000 over the year ended May 31, even as private-sector employment grew. Meanwhile, tax revenues have begun to rise nationwide—for the fifth straight quarter as of March 31, according to preliminary results from The Nelson A. Rockefeller Institute of Government—although they still have not recovered to pre-recession levels. The financial stress has in many cases also turned serious attention to longer-term concerns, such as the underfunding of retiree benefits.

As noted in more detail in the Chairman’s Letter (see especially the Investment Insight box on page 5), we’re confident that state and local governments will be able to manage their way through their financial difficulties. At the same time, it wouldn’t be surprising for a few smaller issuers to run into trouble, and we acknowledge that this will be a challenging process for some time.

Management of the fund
Our investment strategy during the half-year reflected our assessment of several important developments. These included a steep yield curve, ongoing fiscal challenges faced by tax-exempt issuers, less liquidity in the market, and short supply.

We have positioned the fund to benefit whenever the Federal Reserve begins to raise its target rate, which will lift the short end of the yield curve. The long end is likely to experience less volatility—resulting in a somewhat flatter and more typically shaped yield curve—because the market has already priced in its expectation of eventual rate increases. In anticipation of the eventual rise in short-term rates, we have increased our allocation to the intermediate part of the yield curve.

We continue to favor bonds that rely on revenues from essential services, such as providing electricity and water, to fund payments. Our credit analysts, who monitor the financial condition of states and municipalities, keep a constant eye on the credit quality of the portfolio and recommend repositioning when merited.

For some time, we have prepared for the possibility of heavy redemptions so that long-term shareholders would not be adversely affected. We have done so by dedicating a portion of fund assets across the yield curve to holdings that are liquid enough to be tapped if needed to meet redemptions. (They can also be tapped to take advantage of good investment opportunities.)

Liquidity is also an issue because of the structure of the municipal bond market. The 2008 financial crisis reduced the number of broker-dealers who deal with institutional investors, putting stress on these counterparties’ ability to provide much-needed liquidity when necessary. As a result, part of our overall decision to purchase a security is an evaluation of how easy it will be to trade it.

A supportive factor for prices has been the supply of traditional municipal bonds during the first half of fiscal 2011, which, counter to expectations, has been unusually light. In Florida, for example, about $5 billion in traditional municipal bonds were issued in the six months ended May 31, around 40% less than a year earlier. Fiscal caution among municipal issuers, who are taking another look at capital projects as they strive to balance their budgets, may also be a factor.

The decline in trades resulting from lower supply made it difficult for market participants to establish market-clearing prices during the period, presenting a challenge that was met successfully by our talented team of traders. Looking forward, we’re confident that we can tackle whatever lies ahead because of the skill, dedication, and close cooperation of our experienced portfolio managers, traders, and credit analysts. Together, they bring to the task a high level of rigor and discipline that we believe will continue to serve our shareholders well.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds

Vanguard Fixed Income Group

June 22, 2011

Florida Long-Term Tax-Exempt Fund

Fund Profile
As of May 31, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFLTX		VFLRX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	3.68%		3.76%

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	210	8,667	45,699
Yield to Maturity
(before expenses)	3.8%	3.3%	3.5%
Average Coupon	4.8%	4.9%	4.9%
Average Duration	7.1 years	7.1 years	8.4 years
Average Effective
Maturity	9.8 years	9.9 years	13.3 years
Short-Term
Reserves	7.1%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.82	0.97
Beta	0.90	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year		10.4%
1 - 3 Years		9.0
3 - 5 Years		9.9
5 - 10 Years		42.6
10 - 20 Years		7.9
20 - 30 Years		17.3
Over 30 Years		2.9

Distribution by Credit Quality (% of portfolio)
AAA		17.1%
AA		47.3
A		31.6
BBB		3.3
BB		0.4
Not Rated		0.3
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated July 22, 2011, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2011, the annualized expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2000, Through May 31, 2011

				Barclays
				10 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	5.10%	3.88%	8.98%	8.22%
2002	4.75	2.29	7.04	6.67
2003	4.43	2.95	7.38	6.88
2004	4.33	-0.63	3.70	4.03
2005	4.34	-1.30	3.04	3.01
2006	4.59	1.31	5.90	6.17
2007	4.50	-1.56	2.94	3.51
2008	4.21	-10.08	-5.87	-0.42
2009	5.04	9.59	14.63	12.67
2010	4.36	0.35	4.71	5.51
2011	2.16	-0.35	1.81	2.73
Note: For 2011, performance data reflect the six months ended May 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	0.67%	3.63%	4.51%	-0.15%	4.36%
Admiral Shares	11/12/2001	0.75	3.70	4.54[1]	-0.44[1]	4.10[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Florida Long-Term Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.3%)
Florida (91.8%)
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital & Clinics
Inc. Project)	6.250%	12/1/11 (14)	1,595	1,634
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital & Clinics
Inc. Project)	6.250%	12/1/16 (14)	8,695	10,026
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,556
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,903
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,425
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	7,595
Brevard County FL Industrial Development
Revenue (TUFF Florida Technical Project)	6.750%	11/1/39	2,700	2,638
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,546
Broward County FL Educational Facilities
Authority Revenue (Nova Southeastern
University Project) VRDO	0.140%	6/1/11 LOC	13,250	13,250
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,165
Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,539
Broward County FL School Board COP	5.500%	7/1/11 (Prere.)	5,205	5,280
Broward County FL School Board COP	5.500%	7/1/11 (Prere.)	4,635	4,702
Broward County FL School Board COP	5.500%	7/1/18 (4)	3,625	3,675
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,460	15,668
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,257
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.500%	6/1/14	15,000	16,145
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.000%	6/1/15	5,000	5,331
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.000%	6/1/16	1,000	1,068
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.250%	6/1/17	1,000	1,070
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.500%	6/1/17	5,000	5,417
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,110
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,048

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coral Gables FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.250%	8/15/14 (Prere.)	1,855	2,125
Duval County FL School Board COP	5.000%	7/1/33 (4)	1,650	1,633
Florida Board of Education Capital Outlay GO	5.000%	6/1/14	5,000	5,605
Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,139
Florida Board of Education Lottery Revenue	5.250%	1/1/19 (14)	3,330	3,544
Florida Board of Education Lottery Revenue	5.000%	7/1/20	3,560	4,072
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,238
Florida Board of Education Lottery Revenue	5.000%	1/1/22 (14)	3,640	3,758
Florida Board of Education Lottery Revenue	5.000%	7/1/22	6,165	6,770
Florida Board of Education Lottery Revenue	5.250%	7/1/24	3,070	3,361
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/14	4,225	4,736
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/18	3,615	4,263
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/19	3,800	4,479
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/21	6,400	6,894
Florida Board of Education Public Education
Capital Outlay GO	6.000%	6/1/23	3,000	3,855
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/29	5,000	5,311
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/32	4,000	4,041
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/35	15,000	15,469
Florida Department of Environmental
Protection & Preservation Revenue	5.000%	7/1/27	5,000	5,144
Florida Department of Environmental
Protection & Preservation Revenue VRDO	0.230%	6/7/11 (12)	4,600	4,600
Florida Department of Transportation GO	5.000%	7/1/25	2,620	2,784
Florida Department of Transportation GO	5.000%	7/1/30	7,350	7,449
1 Florida Education System University System
Improvement Revenue TOB VRDO	0.210%	6/7/11	5,390	5,390
Florida Housing Finance Corp. Homeowner
Mortgage Revenue	5.500%	7/1/39	1,010	1,025
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	5.000%	7/1/15	3,000	3,307
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	5.000%	7/1/16	6,350	7,047
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,119
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,232
Florida Turnpike Authority Revenue	5.000%	7/1/17	1,845	2,152
Florida Turnpike Authority Revenue	5.000%	7/1/17 (4)	2,000	2,137
Florida Turnpike Authority Revenue	5.000%	7/1/20 (14)	2,155	2,316
Florida Turnpike Authority Revenue	4.500%	7/1/37	4,000	3,587
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/20	2,000	2,298
Florida Water Pollution Control Financing
Corp. Revenue	5.000%	1/15/25	3,000	3,250
Gainsville FL Utility System Revenue VRDO	0.330%	6/1/11	5,500	5,500
Greater Orlando Aviation Authority Orlando
Florida Airport Facilities Revenue	5.000%	10/1/39	4,000	3,888

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halifax Hospital Medical Center
Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	2,983
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	1,225	1,426
Highlands County FL Health Facilities
Authority Hospital Revenue
(Adventist Health System/Sunbelt
Obligated Group)	5.000%	11/15/31	4,000	3,965
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/35	8,775	8,463
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,109
Hillsborough County FL Industrial Development
Authority Hospital Revenue
(H. Lee Moffitt Cancer Center Project)	5.250%	7/1/27	3,000	2,896
Hillsborough County FL Industrial Development
Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/34	7,570	6,817
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue
(Tampa Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,141
Hillsborough County FL Industrial Development
Authority Revenue (University Community
Hospital)	6.500%	8/15/19 (ETM)	5,000	6,186
Hillsborough County FL School Board
(Master Lease Program) COP VRDO	0.140%	6/1/11 LOC	3,600	3,600
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,634
Jacksonville FL Economic Development
Commission Health Care Facilities Revenue
(Mayo Clinic)	5.000%	11/15/36	3,000	2,908
Jacksonville FL Electric Authority Electric
System Revenue	5.000%	10/1/38	2,500	2,528
Jacksonville FL Electric Authority Power Supply
System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,169
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,894
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	4,500	4,517
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,722
Jacksonville FL Electric Authority
Water & Sewer Revenue	5.000%	10/1/39	3,500	3,530
Jacksonville FL Electric Authority
Water & Sewer Revenue	5.375%	10/1/39	1,125	1,138
Jacksonville FL Electric Authority
Water & Sewer Revenue VRDO	0.180%	6/7/11	3,000	3,000
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/27	2,500	2,451
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project)	5.000%	8/15/37	3,800	3,518
Jacksonville FL Health Facilities Authority Hospital
Revenue (Baptist Medical Center Project) VRDO	0.140%	6/1/11 LOC	4,285	4,285

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,151
Lakeland FL Electric & Water Revenue	6.050%	10/1/14 (4)	2,000	2,293
Lee County FL Industrial Development Authority
Health Care Facilities Revenue
(Shell Point Village)	5.000%	11/15/29	4,000	3,143
Lee Memorial Health System Florida Hospital
Revenue	5.250%	4/1/35 (14)	5,090	4,621
Marion County FL Hospital District Health
System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	6,540	6,129
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	1,941
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	1,957
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,154
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,103
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/28	2,000	1,993
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,431
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/37 (14)	4,655	4,339
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/41 (4)	1,150	1,100
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/41	2,500	2,306
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	6,950	6,792
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	8,960
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,775	1,767
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	5,765	6,190
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/31 (2)	3,000	3,044
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/37 (2)	4,500	4,310
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/39 (2)	5,000	4,768
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/40	7,000	6,670
Miami-Dade County FL Professional Sports
Franchise Facilities Tax Revenue VRDO	0.180%	6/7/11 LOC	3,000	3,000
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/27 (14)	10,000	9,648
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	9,390	9,016
Miami-Dade County FL School Board COP	5.000%	8/1/14 (14)	1,665	1,760
Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,740
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,486
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,307
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	5,000	4,754

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,274
Miami-Dade County FL Transit Sales
Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,058
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/20 (10)	4,385	4,774
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/26 (14)	12,000	12,420
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/34	3,500	3,528
Miami-Dade County FL Water & Sewer Revenue	5.000%	10/1/39 (4)	4,745	4,766
1 Miami-Dade County FL Water & Sewer Revenue
TOB VRDO	0.280%	6/7/11 (4)	6,000	6,000
North Brevard County FL Hospital District
Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,001
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/13 (14)	1,890	2,040
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/16 (14)	1,515	1,698
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/18 (14)	5,770	6,559
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	5.125%	11/15/39	9,000	7,898
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System) VRDO	0.750%	6/1/11 (4)	5,520	5,520
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	6,301
Orange County FL Industrial Development
AuthorityRevenue (Catholic Charities of
Central Florida Inc. & Diocese of
Orlando Projects) VRDO	0.340%	6/1/11 LOC	900	900
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,198
Orange County FL School Board COP	5.000%	8/1/32 (14)	8,000	8,029
Orange County FL School Board COP VRDO	0.180%	6/7/11 LOC	1,750	1,750
Orange County FL Tourist Development Revenue	4.750%	10/1/32 (10)	10,000	9,362
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/14 (14)	3,000	3,559
Orlando & Orange County FL Expressway
Authority Revenue	8.250%	7/1/15 (14)	8,360	10,286
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28	2,000	2,057
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/28 (12)	5,000	5,158
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/30	1,000	1,018
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/32 (4)	5,640	5,660
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/35	2,000	1,961
Orlando & Orange County FL Expressway
Authority Revenue	5.000%	7/1/40	3,000	2,906
Orlando & Orange County FL Expressway
Authority Revenue VRDO	0.450%	6/7/11 (4)	5,000	5,000

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/18	3,000	3,510
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/29	3,675	3,859
Orlando FL Utility Commission
Utility System Revenue	5.250%	10/1/39	2,500	2,611
Orlando FL Utility Commission
Water & Electric Revenue	5.000%	10/1/25	2,100	2,233
Palm Beach County FL Criminal
Justice Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,617
Palm Beach County FL Health Facilities
Authority Hospital Revenue (BRCH Corp.
Obligated Group)	5.625%	12/1/31	6,000	5,391
Palm Beach County FL
Public Improvement Revenue	5.000%	5/1/33	1,700	1,743
Palm Beach County FL
Public Improvement Revenue	5.000%	5/1/38	3,000	3,033
Palm Beach County FL School Board COP	5.375%	8/1/12 (Prere.)	8,190	8,674
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,392
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	7,394
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	2,000	2,034
Palm Beach County FL Solid Waste
Authority Revenue	5.000%	10/1/25 (13)	3,370	3,599
Palm Beach County FL Solid Waste
Authority Revenue	5.000%	10/1/27 (13)	1,000	1,052
Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,293
2 Palm Beach County FL Water & Sewer Revenue	5.000%	10/1/31	2,000	2,074
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,010
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,113
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,871
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,125
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,012
Putman County FL Authority Pollution Control
Revenue (Seminole Electric Cooperative
Inc. Project) PUT	5.350%	5/1/18 (2)	3,500	3,764
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial
Hospital Project)	5.625%	7/1/39	5,000	4,948
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,258
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	2,997
Seacoast FL Utility Authority
Water & Sewer Revenue	5.500%	3/1/17 (14)	2,400	2,804
Seacoast FL Utility Authority
Water & Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,229
Seminole County FL Water & Sewer Revenue	6.000%	10/1/12 (14)	3,430	3,546
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,725
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	4,400	4,387
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	4,872
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	9,900
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/18	2,000	2,228

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/20	5,000	5,403
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/22	5,000	5,283
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/37	5,000	4,788
St. John’s County FL Industrial Development
Authority Health Care Revenue
(Vicars Landing Project)	5.000%	2/15/17	1,305	1,345
St. John’s County FL Ponte Verda
Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,669
St. Johns County FL Development
Authority Revenue (Presbyterian Retirement
Communities Project)	6.000%	8/1/45	5,000	4,652
St. Petersburg FL Health Facilities
Authority Revenue (All Children’s Hospital Inc.
Obligated Group)	6.500%	11/15/39	2,000	2,160
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,000	1,036
Sunrise FL Utility System Revenue	5.200%	10/1/22 (ETM)	7,255	8,478
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,318
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,508
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	7,000	7,124
Tohopekaliga FL Water Authority Utility System
Revenue	5.750%	10/1/32	2,750	3,001
University of Central Florida Athletic Association
Inc. COP	5.000%	10/1/35 (14)	2,800	2,402
				809,465
Puerto Rico (1.9%)
Puerto Rico GO	5.250%	7/1/19	775	785
Puerto Rico Infrastructure Financing Authority
Special Tax Revenue	0.000%	7/1/36 (2)	25,120	4,053
Puerto Rico Public Buildings Authority
Government Facilities Revenue PUT	5.000%	7/1/12 (2)	11,900	12,160
				16,998
Pennsylvania (0.9%)
Pennsylvania GO	5.000%	9/1/14 (4)	3,100	3,509
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	2,000	2,201
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	2,000	1,980
				7,690
New York (0.6%)
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	5.125%	11/15/28	2,000	2,131
New York City NY Transitional Finance Authority
Future Tax Revenue	5.000%	11/1/18	3,000	3,534
				5,665
South Carolina (0.4%)
Piedmont SC Municipal Power Agency Revenue	5.250%	1/1/19	3,000	3,357

Georgia (0.4%)
Municipal Electric Authority Georgia Revenue
(Project One)	5.000%	1/1/21	3,000	3,312

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois (0.4%)
Chicago IL O’Hare International Airport Revenue	6.500%	1/1/41	3,000	3,296

New Hampshire (0.4%)
New Hampshire Health & Education Facilities
Authority Revenue (Wentworth Douglas Hospital)	7.000%	1/1/38	3,000	3,232

Wisconsin (0.3%)
Wisconsin GO	5.000%	5/1/13	2,750	2,986

New Mexico (0.3%)
New Mexico GO	5.000%	3/1/14	2,410	2,688

California (0.3%)
California GO	5.000%	6/1/37 (14)	2,500	2,415

Maryland (0.3%)
Maryland GO	5.000%	8/1/15	2,000	2,319

New Jersey (0.3%)
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.000%	6/15/35	2,000	2,186

North Carolina (0.2%)
Wake County NC GO	4.000%	2/1/14	2,000	2,175

Texas (0.2%)
North Texas Tollway Authority System Revenue	5.500%	9/1/41	2,000	2,107

Oregon (0.2%)
Oregon GO (Oregon University System Projects)	5.000%	8/1/36	2,000	2,096

Connecticut (0.2%)
Connecticut Health & Educational Facilities
Authority Revenue (Yale University)	5.000%	7/1/40	2,000	2,082

Massachusetts (0.1%)
Massachusetts Water Resources
Authority Revenue	5.000%	8/1/36	1,000	1,040

Virginia (0.1%)
Fairfax County VA Economic Development
Authority Transportation District Improvement
Revenue (Silver Line Phase I Project)	5.000%	4/1/36	1,000	1,034
Total Tax-Exempt Municipal Bonds (Cost $859,368)				876,143
Other Assets and Liabilities (0.7%)
Other Assets				12,615
Liabilities				(6,707)
				5,908
Net Assets (100%)				882,051

Florida Long-Term Tax-Exempt Fund

At May 31, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	872,280
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(6,751)
Unrealized Appreciation (Depreciation)
Investment Securities	16,775
Futures Contracts	(253)
Net Assets	882,051

Investor Shares—Net Assets
Applicable to 12,212,021 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	138,117
Net Asset Value Per Share—Investor Shares	$11.31

Admiral Shares—Net Assets
Applicable to 65,777,121 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	743,934
Net Asset Value Per Share—Admiral Shares	$11.31

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the aggregate value of these securities was $11,390,000, representing 1.3% of net assets.
2 Securities with a value of $2,074,000 have been segregated as initial margin for open futures contracts.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Long-Term Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2011
($000)
Investment Income
Income
Interest	20,043
Total Income	20,043
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—Investor Shares	101
Management and Administrative—Admiral Shares	316
Marketing and Distribution—Investor Shares	24
Marketing and Distribution—Admiral Shares	79
Custodian Fees	10
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	2
Total Expenses	587
Net Investment Income	19,456
Realized Net Gain (Loss)
Investment Securities Sold	(901)
Futures Contracts	(1,125)
Realized Net Gain (Loss)	(2,026)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,668)
Futures Contracts	(251)
Change in Unrealized Appreciation (Depreciation)	(3,919)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,511

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,456	43,488
Realized Net Gain (Loss)	(2,026)	7,242
Change in Unrealized Appreciation (Depreciation)	(3,919)	(3,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,511	47,127
Distributions
Net Investment Income
Investor Shares	(2,985)	(9,023)
Admiral Shares	(16,471)	(34,465)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(19,456)	(43,488)
Capital Share Transactions
Investor Shares	(24,135)	(57,491)
Admiral Shares	(62,469)	27,049
Net Increase (Decrease) from Capital Share Transactions	(86,604)	(30,442)
Total Increase (Decrease)	(92,549)	(26,803)
Net Assets
Beginning of Period	974,600	1,001,403
End of Period	882,051	974,600

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.35	$11.31	$10.32	$11.53	$11.73	$11.62
Investment Operations
Net Investment Income	.238	.488	.493	.507	.515	.513
Net Realized and Unrealized Gain
(Loss) on Investments	(.040)	.040	.990	(1.158)	(.183)	.152
Total from Investment Operations	.198	.528	1.483	(.651)	.332	.665
Distributions
Dividends from Net Investment Income	(.238)	(.488)	(.493)	(.507)	(.515)	(.513)
Distributions from Realized Capital Gains	—	—	—	(.052)	(.017)	(.042)
Total Distributions	(.238)	(.488)	(.493)	(.559)	(.532)	(.555)
Net Asset Value, End of Period	$11.31	$11.35	$11.31	$10.32	$11.53	$11.73

Total Return[1]	1.81%	4.71%	14.63%	-5.87%	2.94%	5.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$138	$163	$219	$215	$263	$301
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.33%	4.26%	4.51%	4.57%	4.47%	4.44%
Portfolio Turnover Rate	20%	22%	22%	35%	16%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.35	$11.31	$10.32	$11.53	$11.73	$11.62
Investment Operations
Net Investment Income	.242	.497	.502	.515	.523	.522
Net Realized and Unrealized Gain
(Loss) on Investments	(.040)	.040	.990	(1.158)	(.183)	.152
Total from Investment Operations	.202	.537	1.492	(.643)	.340	.674
Distributions
Dividends from Net Investment Income	(.242)	(.497)	(.502)	(.515)	(.523)	(.522)
Distributions from Realized Capital Gains	—	—	—	(.052)	(.017)	(.042)
Total Distributions	(.242)	(.497)	(.502)	(.567)	(.540)	(.564)
Net Asset Value, End of Period	$11.31	$11.35	$11.31	$10.32	$11.53	$11.73

Total Return	1.85%	4.79%	14.72%	-5.80%	3.01%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$744	$811	$782	$721	$858	$902
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.41%	4.34%	4.59%	4.64%	4.54%	4.51%
Portfolio Turnover Rate	20%	22%	22%	35%	16%	25%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in a specific state or region. In May 2011, the board of trustees approved a change to the fund’s primary investment strategies that will allow the fund to invest up to 50% of its assets in non-Florida municipal bonds. At least 80% of the fund’s assets will continue to be invested in securities whose income is exempt from federal and Florida taxes, if any.

The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2007–2010), and for the period ended May 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2011, the fund had contributed capital of $138,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	876,143	—
Futures Contracts—Liabilities[1]	(46)	—	—
Total	(46)	876,143	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2011	(101)	(22,138)	(27)
10-Year U.S. Treasury Note	September 2011	(173)	(21,211)	(157)
5-Year U.S. Treasury Note	September 2011	(105)	(12,510)	(69)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Florida Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2010, the fund had available capital loss carryforwards totaling $3,674,000 to offset future net capital gains through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

The fund had realized losses totaling $1,022,000 through November 30, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2011, the cost of investment securities for tax purposes was $860,390,000. Net unrealized appreciation of investment securities for tax purposes was $15,753,000, consisting of unrealized gains of $29,341,000 on securities that had risen in value since their purchase and $13,588,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2011, the fund purchased $84,002,000 of investment securities and sold $165,604,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2011	November 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	11,215	1,010	41,240	3,594
Issued in Lieu of Cash Distributions	2,062	186	6,201	540
Redeemed	(37,412)	(3,374)	(104,932)	(9,123)
Net Increase (Decrease)—Investor Shares	(24,135)	(2,178)	(57,491)	(4,989)
Admiral Shares
Issued	47,832	4,320	140,284	12,208
Issued in Lieu of Cash Distributions	10,318	933	21,911	1,909
Redeemed	(120,619)	(10,949)	(135,146)	(11,811)
Net Increase (Decrease)—Admiral Shares	(62,469)	(5,696)	27,049	2,306

H. In preparing the financial statements as of May 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	11/30/2010	5/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,018.11	$1.01
Admiral Shares	1,000.00	1,018.51	0.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.93	$1.01
Admiral Shares	1,000.00	1,024.33	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of	Martha G. King
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of
Business Administration at Dartmouth College.	Chairman Emeritus and Senior Advisor

John J. Brennan
Executive Officers	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	Founder
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group since 2010; Assistant Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 25, 2011

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 25, 2011

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.